SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                     __________________________________


                                 FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   January 11, 2001
                                                    -----------------------

                          Eagle Supply Group, Inc.
           --------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

                                 Delaware
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)

       000-25423                                              13-3889248
------------------------                                -------------------
(Commission File Number)                                   (IRS Employer
                                                        Identification No.)


     122 East 42nd Street, Suite 1116, New York, New York         10168
     ---------------------------------------------------------------------
          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code     (212) 986-6190
                                                   -----------------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.
        -------------

	On January 11, 2001, Eagle Supply Group, Inc. (the "Registrant") issued a press release announcing that its Board of Directors had authorized a stock buyback program. The press release is attached as an exhibit and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

10.42	Registrant's Press Release concerning the subject matter of this
        Report on Form 8-K.



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                              SIGNATURES
                              ----------

	In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         EAGLE SUPPLY GROUP, INC.



Dated:  January 25, 2001                 By:  /s/ Douglas P. Fields
                                            -------------------------------
                                            Douglas P. Fields,
                                            Chairman of the
                                            Board of Directors,
                                            Chief Executive Officer
                                            and a Director (Principal
                                            Executive Officer)


Dated:  January 25, 2001                 By:  /s/ Frederick M. Friedman
                                            -------------------------------
                                            Frederick M. Friedman,
                                            Executive Vice President,
                                            Treasurer, Secretary and a
                                            Director (Principal Financial
                                            and Accounting Officer)




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